UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

               Investment Company Act file number    811-21344
                                                    -----------

            First Trust/Four Corners Senior Floating Rate Income Fund
       ------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                             120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
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               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                             120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
       ------------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                         Date of fiscal year end:   May 31
                                                  ----------

                   Date of reporting period:   November 30, 2008
                                             --------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.


[GRAPHIC OMITTED]


                                          SEMI-ANNUAL
                                          REPORT

                                          For the Six Months Ended
                                          November 30, 2008




                                          FIRST TRUST/
                                          FOUR CORNERS
                                          SENIOR FLOATING
                                          RATE INCOME FUND






[LOGO OMITTED]      FOUR CORNERS                 [LOGO OMITTED]  FIRST TRUST
              CAPITAL MANAGEMENT


Front Cover

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------


        First Trust/Four Corners Senior Floating Rate Income Fund (FCM)
                               Semi-Annual Report
                                November 30, 2008

Shareholder Letter                                                       1
At A Glance                                                              2
Portfolio Commentary                                                     3
Portfolio of Investments                                                 6
Statement of Assets and Liabilities                                     14
Statement of Operations                                                 15
Statements of Changes in Net Assets                                     16
Statement of Cash Flows                                                 17
Financial Highlights                                                    18
Notes to Financial Statements                                           19
Additional Information                                                  25


                  Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Four Corners Capital Management, LLC ("Four Corners" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Four Corners Senior Floating Rate Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Four Corners and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         Performance and Risk Disclosure

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             How to Read This Report

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Four Corners are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------


        First Trust/Four Corners Senior Floating Rate Income Fund (FCM)
                               Semi-Annual Report
                                November 30, 2008

Dear Shareholders:

The six months ended November 30, 2008 have been challenging for the financial markets and for many investors. Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") believes that in order to be successful in reaching your financial goals, you should be invested for the long-term. We also believe that investors should seek professional help from a financial advisor who has been through many types of markets, knows the range of investments available, and is committed to bringing you investments suitable to your particular situation.

Our goal at First Trust has always been to offer a wide range of investment products, including our family of closed-end funds, to help financial advisors give you the opportunity to meet your financial objectives. We have continued to expand our product line to ensure that you have many choices to fit your investment needs.

The report you hold contains detailed information about your investment in First Trust/Four Corners Senior Floating Rate Income Fund (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by the report. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date reports about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.



Sincerely,


/s/ James A. Bowen


James A. Bowen
President of First Trust/Four Corners Senior Floating Rate Income Fund

First Trust/Four Corners Senior Floating Rate Income Fund
"AT A GLANCE"
As of November 30, 2008 (Unaudited)



-------------------------------------------------------------------------
Fund Statistics
-------------------------------------------------------------------------
Symbol on NYSE Alternext US (formerly known as the
   American Stock Exchange)                                        FCM
Common Share Price                                               $6.70
Common Share Net Asset Value ("NAV")                             $8.72
Premium (Discount) to NAV                                     (23.17)%
Net Assets Applicable to Common Shares                     $42,940,676
Current Monthly Distribution per Common Share (1)              $0.0625
Current Annualized Distribution per Common Share               $0.7500
Current Distribution Rate on Closing Common Share Price (2)     11.19%
Current Distribution Rate on NAV (2)                             8.60%
-------------------------------------------------------------------------



-------------------------------------------------------------------------
Common Share Price & NAV (weekly closing price)
-------------------------------------------------------------------------

[CHART OMITTED]

                       [DATA POINTS REPRESENTED IN CHART]

                               Common Share Price        NAV
                 11/30/2007        15.38                17.27
                 12/28/2007        14.96                17.12
                  1/25/2008        15.03                16.52
                  2/29/2008         13.8                15.44
                  3/28/2008        13.16                15.34
                  4/25/2008        14.53                16.17
                  5/30/2008        14.47                16.39
                  6/27/2008        14.25                16.33
                  7/25/2008        13.46                15.95
                  8/29/2008        13.35                15.77
                  9/26/2008         11.1                14.39
                 10/31/2008          8.3                10.18
                 11/30/2008          6.7                 8.72


------------------------------------------------------------------------------------------------------------------
Performance
------------------------------------------------------------------------------------------------------------------
                                                                                       Average Annual Total Return
                                     6 Months Ended   1 Year Ended     5 Years Ended     Inception (9/25/2003)
                                       11/30/2008      11/30/2008        11/30/2008           to 11/30/2008
Fund Performance
NAV (3)                                  -44.84%          -45.47%         -34.00%               -7.78%
Market Value (4)                         -51.99%          -52.95%         -51.96%              -13.13%
Index Performance
S&P/LSTA Leveraged Loan Index            -25.96%          -26.72%         -11.62%               -2.01%
------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------
                                              % of Long-Term
 Industry Classifications                       Investments
----------------------------------------------------------------
 Media                                             14.2%
 Hotels, Restaurants & Leisure                     10.1
 Health Care Providers & Services                   7.0
 Electric Utilities                                 6.0
 Aerospace & Defense                                5.9
 Chemicals                                          4.5
 Oil, Gas & Consumable Fuels                        3.8
 Real Estate Investment Trusts (REITs)              3.6
 Diversified Consumer Services                      3.5
 Food & Staples Retailing                           2.9
 IT Services                                        2.9
 Pharmaceuticals                                    2.8
 Capital Markets                                    2.5
 Paper & Forest Products                            2.3
 Food Products                                      2.2
 Commercial Services & Supplies                     2.2
 Containers & Packaging                             1.9
 Energy Equipment & Services                        1.9
 Metals & Mining                                    1.8
 Specialty Retail                                   1.8
 Computers & Peripherals                            1.7
 Road & Rail                                        1.4
 Software                                           1.4
 Wireless Telecommunication Services                1.3
 Semiconductors & Semiconductor Equipment           1.1
 Electronic Equipment, Instruments & Components     1.0
 Automobiles                                        1.0
 Gas Utilities                                      1.0
 Diversified Financial Services                     1.0
 Independent Power Producers & Energy Traders       1.0
 Multi-Utilities                                    0.8
 Electrical Equipment                               0.8
 Insurance                                          0.5
 Household Durables                                 0.5
 Diversified Telecommunication Services             0.5
 Airlines                                           0.4
 Machinery                                          0.4
 Internet & Catalog Retail                          0.3
 Real Estate Management & Development               0.1
----------------------------------------------------------------
                                    Total         100.0%
                                            ====================


----------------------------------------------------------------
                                              % of Long-Term
 Credit Quality (S&P Ratings) (5)               Investments
----------------------------------------------------------------
 BBB                                                1.0%
 BBB-                                               3.7
 BB+                                               13.1
 BB                                                21.9
 BB-                                               21.5
 B+                                                13.7
 B                                                  5.8
 B-                                                 2.4
 CCC+                                               1.0
 CCC                                                1.3
 NR                                                 2.9
 NR (Privately Rated Securities)                    9.8
 WR                                                 1.9
----------------------------------------------------------------
                                   Total          100.0%
                                            ====================


----------------------------------------------------------------
                                              % of Long-Term
 Top 10 Holdings                                Investments
----------------------------------------------------------------
 Macerich Partnership, L.P.                         2.1%
 NRG Energy, Inc.                                   2.0
 Cardinal Health 409, Inc.                          1.6
 Hertz Corporation                                  1.4
 Affinion Group, Inc.                               1.4
 Ameritrade Holding Corporation                     1.4
 WIMAR LANDCO, LLC                                  1.3
 Huntsman International, LLC                        1.3
 Las Vegas Sands, LLC                               1.3
 Energy Transfer Equity, L.P.                       1.2
----------------------------------------------------------------
                                    Total          15.0%
                                            ====================




(1) Most recent distribution paid or declared through 11/30/2008. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/2008.

(3) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.

(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

(5) Ratings below BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.

--------------------------------------------------------------------------------
                        PORTFOLIO COMMENTARY (Unaudited)
--------------------------------------------------------------------------------


                                  Sub-Advisor

Four Corners Capital Management, LLC ("Four Corners") was founded in 2001 by a team of investment professionals and an affiliate of Australia-based Macquarie Group Limited ("Macquarie"). Four Corners manages approximately $3.2 billion of assets (as of November 30, 2008), with an emphasis on senior secured floating-rate corporate loans ("Senior Loans"). The experienced professionals at Four Corners specialize in structuring and managing Senior Loan-based products for a global client base. With multiple investment products, Four Corners' clients include institutional investors, corporations, investment funds, and high net worth and retail investors. Four Corners is an investment advisor registered under the Investment Advisors Act of 1940, and is a wholly-owned indirect subsidiary of Macquarie.


                            Portfolio Management Team

Michael P. McAdams, General Manager, Non-Investment Grade Products

Mr. McAdams is responsible for overseeing Four Corners' distribution activities. He has more than 29 years of experience in investment management and banking, all of which have been spent in leveraged finance. Prior to founding Four Corners, Mr. McAdams was with ING Capital Advisors, LLC ("ICA") from 1995 to 2001. Mr. McAdams was a founder of ICA and held the titles of President, Chief Executive Officer and Chief Investment Officer. Under his leadership, ICA completed over one dozen structured transactions and had over $7 billion in assets under management. Prior to working at ICA, Mr. McAdams was founding portfolio manager of the first retail senior secured floating rate loan fund, the Pilgrim Prime Rate Trust (NYSE: PPR), which he managed from its inception in 1988 through 1995. Mr. McAdams was previously employed by National Bank of Canada, where he was a member of one of the first teams to manage a non-originated U.S. corporate loan portfolio. Mr. McAdams began his banking career at Manufacturers Hanover Trust Company in New York. He received an MBA in Finance/Accounting from the University of California Los Angeles and dual BAs in Finance/Accounting and Eastern European Studies from California State University at Fullerton. Mr. McAdams has been an active member of the Loan Syndication and Trading Association and was its Chairman in 2001, Vice Chairman in 2002 and has been a Board Member and/or served on committees reporting to the Board since 1998. Mr. McAdams received the 2006 Credit Investment News Outstanding Contribution award in the U.S. Loan Market.

Robert I. Bernstein, CFA, Chief Investment Officer, Non-Investment Grade Credit

Mr. Bernstein is responsible for managing Four Corners' investment activities. He has over 17 years of experience in leveraged finance including senior secured loans, high-yield bonds and private equity investments. Prior to joining Four Corners, Mr. Bernstein was a partner of The Yucaipa Companies, a Los Angeles-based private equity firm, where he completed M&A transactions and leveraged financings valued in excess of $4 billion. Previously, Mr. Bernstein was a Vice President in Bankers Trust's leveraged finance group, where he arranged senior loan and high-yield bond financings for financial sponsors and corporate issuers. Mr. Bernstein also worked in GE Capital's restructuring group, where he focused primarily on asset-based loans to distressed borrowers. Mr. Bernstein received an MBA in Finance from the University of Chicago and a BBA in Finance magna cum laude from Hofstra University. He has earned the Chartered Financial Analyst designation. Mr. Bernstein also served as an infantry officer in the U.S. Marine Corps.


                                   Commentary

First Trust/Four Corners Senior Floating Rate Income Fund

The primary investment objective of First Trust/Four Corners Senior Floating Rate Income Fund ("FCM" or the "Fund") is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its objectives by investing in a portfolio of Senior Loans. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

Market Recap

The six-month period ending November 30, 2008 was the worst and most volatile period in Senior Loan market history. The S&P/LSTA Leveraged Loan Index (the "Index") had a negative return of -25.96% during the period, and is down -26.95% calendar year to November 30, 2008. Historically, the Index has never had a negative year. The global financial crisis has obviously reduced asset prices across almost every asset class, and the Senior Loan market has been no exception. Additionally, the market-specific issues that have contributed to Senior Loans' poor performance are discussed in more detail below.

As a result of the credit market dislocation that began in July 2007 and the ensuing global financial crisis, loan prices have declined dramatically. In 2007, prices began to decline as a result of an imbalance in the supply/demand relationship in the Senior Loan market. Demand for Senior Loans dramatically decreased as the market for structured products fell apart following the credit crisis. The swift and severe decline in demand for Senior Loans coincided with

--------------------------------------------------------------------------------
                 PORTFOLIO COMMENTARY - (Continued) (Unaudited)
--------------------------------------------------------------------------------


an unprecedented amount of supply, as reduced prices caused broad-based forced selling and a large inventory of unsold new-issue loans remained.

This supply/demand relationship only worsened in 2008 from a combination of weak economic data and earnings, a spike in ratings downgrades, rising default rates and a surge of supply from continued forced liquidations. Many investors in the Senior Loan market leverage their assets by using proceeds from borrowed money to purchase Senior Loans. As loan prices have declined, debt providers have forced funds to sell loans in order to repay the borrowed money. This dynamic of forced selling often begets more selling since it forces market prices lower. This forced selling began in July 2007 and has been dramatic in the last three months ended November 30, 2008. Index returns for the three months ended November 30, 2008 were -25.48%, multiples of the prior lowest period returns.

While few things are certain in these turbulent times, we believe a reduction in the volume of forced loan sales will be necessary for the loan market to achieve some price stability. Likewise, the demand side remains weak, with collateralized loan obligation creation virtually non-existent, and retail loan-based funds experiencing outflows. While there has been activity among some major institutional investors and distressed accounts stepping into the market to take advantage of low loan prices and wide spreads, the incremental demand is not broad based and is not nearly sufficient to offset the volume of forced selling.

Finally, fundamental performance has also weakened and, in our opinion, this may be keeping new investors at bay. The average year-over-year EBITDA growth among publicly filed issuers in the S&P/LSTA Leveraged Loan Index dropped to a five-year low of 0.1%, from 9.7% in the second quarter, according to CompuStat (a unit of S&P). The loan default rate has climbed 3.5 percentage points through the first 11 months of the calendar year, the steepest 11-month increase since February 2001.1 There have been 41 defaults in the loan market through November, 2008, compared to three in the same period of 2007.2 Likewise, covenant amendments among institutional loans soared to 44 so far in the fourth quarter of 2008, versus 27 in the third quarter 2008 and 14 during the last three months of 2007. Year-to-date, LCD News has reported 131 amendments, up from 38 in all of 2007.1 The need for covenant amendments typically results from weak performance.

Performance Analysis

FCM generated a total return of -51.99% including market price change and dividends for the six-months ended November 30, 2008. The Fund's net asset value ("NAV") total return was -44.84% over the same period. The NAV return trailed the Index return by -18.88%. The Fund's performance includes the negative impact of leverage in a negative return environment as well as the negative impact of fees, expenses, and un-invested cash balances which are not part of the benchmark return. FCM's NAV return trailed the "pure-play" peer group average by -1.00% and the broad peer group average by -0.69%.3 The Fund's closing price on November 28, 2008 was $6.70, which represented a -23.17% discount to its NAV, compared to the Fund's discount to NAV of -11.71% six months earlier on May 31, 2008.

While credit spreads have widened significantly since July 2007, the underlying FCM portfolio is still primarily comprised of Senior Loans purchased during the last several years. The credit spreads on these Senior Loans are below the current yields on Senior Loans, which are trading at significant discounts to their issuance prices.

The price decline of Senior Loans has pressured the Fund's NAV, resulting in an increase in the Fund's leverage percentage. In order to stay within the Fund's investment guidelines and leverage covenants, the Fund has sold Senior Loans at a discount, using the proceeds to reduce the Fund's leverage. This has generated realized losses and has also impacted the Fund's ability to generate dividend income.

While several Fund peers have been unable to maintain paying their dividends, FCM's dividends have been uninterrupted. However, the Fund's income has declined primarily as a result of lower LIBOR rates and a smaller asset base. The dividend distribution totaled $0.40 per Common Share during the past six months ended November 30, 2008, which represented a 30.94% decrease from the prior six months ended May 31, 2008. Based on the Fund's current dividend, FCM's distribution rate is 11.19% (calculated on the Fund's share price) and 8.60% (based on the Fund's NAV) as of November 30, 2008. The last twelve months dividends produced a Fund yield based on price of 14.61%, which was slightly lower than the pure-play peer group average price yield of 15.18% and lower than the broad peer group average price yield of 17.40%.

While we are disappointed with the Senior Loan market's heightened volatility and poor market price performance, we have been pleased to maintain the Fund's dividend in these difficult times. As discussed above, the Senior Loan market witnessed an unprecedented period of volatility during the six-month period covered by this report. The Fund was no exception as both its market price and NAV experienced extraordinary declines and, at the end of the period, the Fund's discount to its NAV had widened to near-record levels. During the period, the Fund's NAV fluctuated from a high of $16.54 to a low of $8.71, a difference of

--------------------------------------------------------------------------------
                 PORTFOLIO COMMENTARY - (Continued) (Unaudited)
--------------------------------------------------------------------------------


$7.83 per Common Share, whereas the market price of the Fund closed as high as $14.62 and as low as $6.15, a difference of $8.47 per Common Share.

Market and Fund Outlook

We have seen a material increase in loan defaults and will likely see the default rate continue to escalate as a result of a slowing economy and the global financial crisis. We also anticipate continued loan volatility as the supply/demand relationship is not expected to stabilize in the foreseeable future. Despite this weak fundamental and technical outlook, we still find Senior Loan investments attractive. Senior Loans often have the highest collateral security in a company's capital structure, which has historically allowed Senior Loan lenders to recover approximately 70% of their loan value in the event of default.4 While historical recovery rates may not continue in the future, we believe the outcome is significantly better than the outcome of equity owners or unsecured corporate bond holders in default scenarios. With the Index price below historical recovery rates, we believe that a lot of negative performance is already being priced in at current levels.




---------------------

1 Standard & Poor's Leveraged Commentary & Data. Default Rates: How high will they go? And what about recoveries? December 15, 2008.

2 Standard & Poor's Leveraged Commentary & Data. Year of Default Template,
  December 15, 2008.

3 The "pure-play" peer group consists of a smaller subset (FCM, FCT, PPR, TLI and VVR) of the broad peer group, which invests almost exclusively in Senior Loans. We believe that these "pure-play" funds are generally more comparable to the Fund than the broad peer group, as the non-senior loan holdings are routinely less than 5% of such funds. Of the broad peer group, eleven of the 16 total funds invest a material portion of their assets in high-yield bonds, emerging markets debt or other types of corporate debt securities.

4 Credit Suisse Leverage Finance Strategy Update. Third Quarter 2008
  Institutional Leveraged Loan Default Review. October 9, 2008.

First Trust/Four Corners Senior Floating Rate Income Fund
Portfolio of Investments (a)
November 30, 2008 (Unaudited)

Principal                                                  Ratings (b)                       Stated
Value           Description                           Moody's     S&P      Rate              Maturity (c)         Value
------------    --------------------------------      ------------------   ------------      -------------        ----------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - 175.1%

                AEROSPACE & DEFENSE - 10.3%
$  714,650      DAE Aviation Holdings, Inc.           B1          BB-      5.80%-7.17%       07/31/14             $       407,350
   626,707      GenCorp, Inc.                         Ba2         BB       3.69%-4.45%       04/30/13                     470,030
   940,287      ILC Industries, Inc.                  NR(e)       NR(e)    5.12%             02/24/12                     869,765
   500,000      L-1 Identity Solutions Operating
                     Company                          Ba3         BB+      7.50%             08/05/13                     423,750
   717,943      Robertson Aviation, LLC               NR(e)       NR(e)    4.19%-6.52%       04/19/13                     416,407
   468,951      Safenet, Inc.                         WR          B+       7.75%             04/12/14                     243,855
   992,405      Spirit Aerosystems, Inc.              Ba3         BBB-     6.50%             09/30/13                     828,658
   992,736      Vought Aircraft Industries, Inc.      Ba3         B-       3.94%             12/22/11                     754,480
                                                                                                                  ---------------
                                                                                                                        4,414,295
                                                                                                                  ---------------

                AGRICULTURAL PRODUCTS - 1.4%
   874,160      Dole Food Company, Inc.               Ba3         B+       3.50%-6.82%       04/12/13                     614,410
                                                                                                                  ---------------

                AIRLINES - 0.8%
   495,000      Delta Air Lines, Inc.                 Ba2         BB-      4.58%-4.61%       04/30/12                     327,319
                                                                                                                  ---------------

                ALUMINUM - 1.4%
   678,906      Novelis Corp.                         Ba2         BB       5.77%             07/06/14                     419,564
   308,594      Novelis, Inc.                         Ba2         BB       5.77%             07/06/14                     190,711
                                                                                                                  ---------------
                                                                                                                          610,275
                                                                                                                  ---------------

                APPAREL RETAIL - 1.3%
   697,321      Hanesbrands, Inc.                     Ba2         BB+      4.75%-5.27%       09/05/13                     555,025
                                                                                                                  ---------------

                APPLICATION SOFTWARE - 1.2%
   938,462      Verint Systems, Inc.                  NR          B+       4.66%             05/25/14                     516,154
                                                                                                                  ---------------

                ASSET MANAGEMENT & CUSTODY BANKS - 1.6%
   451,454      Gartmore Investment Management        Ba3         BB       5.58%             05/12/14                     232,950
   995,000      Nuveen Investments, Inc.              Ba3         B+       4.44%-6.77%       11/13/14                     454,147
                                                                                                                  ---------------
                                                                                                                          687,097
                                                                                                                  ---------------

                AUTOMOBILE MANUFACTURERS - 1.8%
   496,212      Ford Motor Company                    B1          CCC+     4.43%             12/15/13                     198,485
 1,481,174      General Motors Corp                   B1          B        5.80%             11/29/13                     570,252
                                                                                                                  ---------------
                                                                                                                          768,737
                                                                                                                  ---------------

                AUTOMOTIVE RETAIL - 1.3%
   952,328      KAR Holdings, Inc.                    Ba3         B+       6.02%             10/18/13                     565,048
                                                                                                                  ---------------

                BROADCASTING - 5.8%
 1,000,000      Citadel Broadcasting Corporation      B3          B+       4.34%-5.52%       06/12/14                     360,000
   979,271      Cumulus Media, Inc.                   B3          B        3.19%-3.52%       06/07/14                     440,672
 1,330,453      Gray Television, Inc.                 B3          B        3.04%-5.65%       12/31/14                     572,095
   250,000      Paxson Communications Corp.           B2          CCC+     8.00%             01/15/12                     100,000
   500,000      Raycom Media, Inc.                    NR          NR       3.88%             06/25/14                     400,000
   495,000      Sirius Satellite Radio, Inc.          B1          B        3.69%-5.44%       12/20/12                     292,050
   385,250      Univision Communications, Inc. (f)    Caa1        CCC      3.94%             03/29/09                     308,200
                                                                                                                  ---------------
                                                                                                                        2,473,017
                                                                                                                  ---------------


Page 6                 See Notes to Financial Statements

First Trust/Four Corners Senior Floating Rate Income Fund
Portfolio of Investments (a) - (Continued)
November 30, 2008 (Unaudited)

Principal                                                  Ratings (b)                       Stated
Value           Description                           Moody's     S&P      Rate              Maturity (c)         Value
------------    --------------------------------      ------------------   ------------      -------------        -----------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (Continued)

                CABLE & SATELLITE - 3.3%
$  477,500      Charter Communications Operating,
                     LLC                              B1          B+       3.63%-5.47%       03/06/14             $       320,920
   450,000      CSC Holdings, Inc.                    Ba1         BBB-     4.57%             03/29/13                     372,500
 1,000,000      UPC Distribution Holding B.V.         Ba3         B+       4.60%             12/31/14                     706,000
                                                                                                                  ---------------
                                                                                                                        1,399,420
                                                                                                                  ---------------

                CASINOS & GAMING - 13.7%
   496,555      Cannery Casino Resorts, LLC           B1          BB       3.70%-6.01%       05/18/13                     460,555
   475,462      CCM Merger, Inc.                      B1          BB-      4.17%-5.48%       04/25/12                     213,958
   318,182      Golden Nugget, Inc.                   B2          BB-      3.42%-3.44%       06/14/14                     119,318
   181,818      Golden Nugget, Inc. (g)               B2          BB-      2.00% (h)-3.77%   06/30/14                      68,182
   491,250      Greenwood Racing, Inc.                B2          BB-      5.43%             11/28/11                     294,750
   494,191      Isle of Capri Casinos, Inc.           Ba3         BB       5.51%             11/30/13                     305,575
 1,968,500      Las Vegas Sands, LLC                  B2          B+       5.52%             05/23/14                     950,349
   950,467      Penn National Gaming, Inc.            Ba2         BB+      3.19%-5.29%       10/03/12                     773,740
   923,806      Seminole Tribe of Florida             Baa3        BBB      4.81%-5.31%       03/05/14                     729,806
 1,000,000      VML US Finance, LLC                   B2          B        6.02%             05/25/13                     560,000
 2,035,714      WIMAR LANDCO, LLC (i)                 WR          WR       5.25%             07/03/08                   1,017,857
 1,411,314      WIMAR OPCO, LLC (i)                   WR          WR       7.25%             01/03/12                     382,466
                                                                                                                  ---------------
                                                                                                                        5,876,556
                                                                                                                  ---------------

                COMPUTER HARDWARE - 2.0%
 1,441,964      Activant Solutions Holdings, Inc.     B1          B+       6.06%-6.25%       05/02/13                     879,598
                                                                                                                  ---------------

                DATA PROCESSING & OUTSOURCED SERVICES - 1.9%
 1,481,250      Clarke American Corp.                 B1          BB-      6.26%-6.38%       06/30/14                     822,094
                                                                                                                  ---------------

                DIVERSIFIED CHEMICALS - 6.2%
 1,000,000      Brenntag Holding GmbH & Company KG    B1          B+       5.07%             01/17/14                     710,000
 1,455,476      Huntsman International, LLC           Ba1         BB+      3.19%             04/19/14                     954,792
   500,000      LyondellBasell Industries (k)         B1          B+       7.00%             12/20/14                     205,834
 1,000,000      Rockwood Specialties Group, Inc.      Ba2         BB+      3.55%             07/30/12                     800,833
                                                                                                                  ---------------
                                                                                                                        2,671,459
                                                                                                                  ---------------

                DIVERSIFIED METALS & MINING - 1.8%
   932,500      Alpha Natural Resources, LLC          Ba3         BB       5.56%             10/26/12                     778,638
                                                                                                                  ---------------

                ELECTRIC UTILITIES - 10.5%
   447,162      Astoria Generating Company
                     Acquisitions, LLC                B1          BB-      3.71%-4.96%       02/23/12                     350,128
   989,949      Covanta Energy Corporation            Ba2         BB       3.75%-5.55%       02/09/14                     798,559
   594,486      Mirant North America, LLC             Ba2         BB       3.16%             01/03/13                     482,029
 1,823,853      NRG Energy, Inc.                      Ba1         BB       4.30%             02/01/13                   1,511,974
   993,173      Riverside Energy Center, LLC          Ba3         BB-      7.67%             06/24/11                     864,061
   581,893      Rocky Mountain Energy Center, LLC     Ba3         BB-      7.67%-7.77%       06/24/11                     506,247
                                                                                                                  ---------------
                                                                                                                        4,512,998
                                                                                                                  ---------------

                ELECTRICAL COMPONENTS & EQUIPMENT - 1.2%
   629,366      Itron, Inc.                           Ba3         B+       3.19%             04/18/14                     509,786
                                                                                                                  ---------------


                       See Notes to Financial Statements                  Page 7

First Trust/Four Corners Senior Floating Rate Income Fund
Portfolio of Investments (a) - (Continued)
November 30, 2008 (Unaudited)

Principal                                                  Ratings (b)                       Stated
Value           Description                           Moody's     S&P      Rate              Maturity (c)         Value
------------    --------------------------------      ------------------   ------------      -------------        -----------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (Continued)

                ENVIRONMENTAL & FACILITIES SERVICES - 1.2%
$  744,349      EnergySolutions, LLC                  Ba2         NR(e)    3.65%-5.47%       06/07/13             $       521,044
                                                                                                                  ---------------

                FOOD DISTRIBUTORS - 3.6%
   851,667      Birds Eye Foods, Inc.                 NR(e)       NR(e)    5.52%             03/22/13                     664,300
   492,500      Dean Foods Company                    B1          BB       2.94%-5.27%       04/02/14                     394,175
   500,000      New Uno Acquisition Corporation       NR(e)       NR(e)    7.75%             10/06/14                     464,489
                                                                                                                  ---------------
                                                                                                                        1,522,964
                                                                                                                  ---------------

                FOOD RETAIL - 1.6%
   897,645      SUPERVALU, Inc.                       Ba3         BB+      2.38%             06/02/12                     700,612
                                                                                                                  ---------------

                FOREST PRODUCTS - 0.7%
   364,652      Georgia-Pacific Corporation           Ba2         BB+      2.76%-5.26%       12/20/12                     279,769
                                                                                                                  ---------------

                GAS UTILITIES - 1.8%
 1,000,000      Atlas Pipeline Partners, L.P.         Ba2         BB-      3.94%             07/27/14                     762,500
                                                                                                                  ---------------

                HEALTH CARE FACILITIES - 4.6%
   940,636      Health Management Associates, Inc.    B1          BB-      5.51%             02/28/14                     629,443
   977,215      Select Medical Corporation            Ba2         BB-      3.40%-5.00%       02/24/12                     726,396
   826,129      USP Domestic Holdings, Inc.           Ba3         B        3.48%-5.55%       04/19/14                     524,592
   161,290      USP Domestic Holdings, Inc. (g)       Ba3         B        1.75% (h)-3.49%   04/19/14                     102,419
                                                                                                                  ---------------
                                                                                                                        1,982,850
                                                                                                                  ---------------

                HEALTH CARE SERVICES - 7.7%
   818,382      CHS/Community Health Systems, Inc.    Ba3         BB       4.02%-4.45%       07/25/14                     599,337
    41,901      CHS/Community Health Systems,
                     Inc. (g)                         Ba3         BB       1.00% (h)         07/25/14                      30,686
   500,000      DaVita, Inc.                          Ba1         BB+      2.92%-6.32%       10/05/12                     423,594
   899,479      Fresenius Medical Care AG             Baa3        BBB-     2.81%-6.13%       03/31/13                     740,571
   491,250      Healthways, Inc.                      Ba2         BB+      5.26%             12/01/13                     427,388
   487,500      Quintiles Transnational Corp.         B1          BB       5.77%             03/31/13                     377,813
   843,478      US Oncology Holdings, Inc.            Ba2         BB-      6.18%-6.51%       08/20/11                     695,870
                                                                                                                  ---------------
                                                                                                                        3,295,259
                                                                                                                  ---------------

                HOMEBUILDING - 0.9%
   491,184      Mattamy Funding Partnership           NR(e)       NR(e)    4.50%             04/11/13                     368,388
                                                                                                                  ---------------

                INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 1.7%
 1,000,000      Dynegy Holdings, Inc.                 Ba1         BB-      2.94%             04/02/13                     737,083
                                                                                                                  ---------------

                INDUSTRIAL MACHINERY - 0.8%
   493,750      Edwards (Cayman Islands II) Ltd.      B1          BB-      3.44%             05/31/14                     320,938
                                                                                                                  ---------------

                INTEGRATED TELECOMMUNICATION SERVICES - 0.8%
   495,288      Telesat Canada                        B1          BB-      5.20%-6.77%       10/31/14                     356,518
                                                                                                                  ---------------

                INTERNET RETAIL - 0.4%
   485,904      Sabre Holdings Corp.                  B1          B+       5.00%-5.42%       09/30/14                     190,852
                                                                                                                  ---------------

                INVESTMENT BANKING & BROKERAGE - 2.4%
 1,267,197      Ameritrade Holding Corporation        Ba1         BB       3.27%             12/31/12                   1,047,020
                                                                                                                  ---------------


Page 8                 See Notes to Financial Statements

First Trust/Four Corners Senior Floating Rate Income Fund
Portfolio of Investments (a) - (Continued)
November 30, 2008 (Unaudited)

Principal                                                  Ratings (b)                       Stated
Value           Description                           Moody's     S&P      Rate              Maturity (c)         Value
------------    --------------------------------      ------------------   ------------      -------------        -----------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (Continued)

                IT CONSULTING & OTHER SERVICES - 3.2%
$  494,519      Alion Science and Technology Corp.    B1          B+       9.50%             02/06/13             $       286,821
   523,804      Open Solutions, Inc.                  Ba3         BB-      5.96%             01/23/14                     157,141
 1,473,806      West Corporation                      B1          BB-      3.77%-4.73%       10/24/13                     914,680
                                                                                                                  ---------------
                                                                                                                        1,358,642
                                                                                                                  ---------------

                LEISURE FACILITIES - 3.8%
   977,500      Cedar Fair, L.P.                      Ba3         BB-      3.44%             08/30/12                     665,678
   797,082      London Area and Waterfront
                     Finance, LLC                     NR(e)       NR(e)    5.31%             03/08/12                     621,724
   541,813      Six Flags, Inc.                       B2          B        3.65%-6.14%       04/30/15                     332,537
                                                                                                                  ---------------
                                                                                                                        1,619,939
                                                                                                                  ---------------

                LIFE & HEALTH INSURANCE - 0.9%
   103,894      Conseco, Inc.                         B1          B+       3.77%             10/10/13                      66,492
   437,975      Multiplan Merger Corporation          B1          B+       4.00%             04/12/13                     315,342
                                                                                                                  ---------------
                                                                                                                          381,834
                                                                                                                  ---------------

                MORTGAGE REITs - 1.0%
   440,000      LNR Property Corporation              B2          BB       6.69%             07/12/09                     211,933
   440,000      LNR Property Corporation              B2          BB       6.69%             07/12/11                     213,400
                                                                                                                  ---------------
                                                                                                                          425,333
                                                                                                                  ---------------

                MOVIES & ENTERTAINMENT - 8.8%
   994,885      AMC Entertainment, Inc.               Ba1         BB-      3.16%             01/26/13                     755,615
   768,320      Deluxe Entertainment Services
                     Group, Inc.                      Ba3         B-       3.69%-6.01%       05/11/13                     422,576
   482,487      Discovery Communications Holding,
                     LLC                              NR(e)       NR(e)    5.76%             05/14/14                     390,011
   500,000      National CineMedia, LLC               B1          B+       4.57%             02/13/15                     315,715
   997,455      Regal Cinemas Corporation             Ba2         BB-      5.51%             10/27/13                     742,827
   500,000      TWCC Holding Corp.                    Ba2         BB       7.25%             09/14/15                     428,750
   905,458      WMG Acquisition Corp.                 Ba3         BB       3.44%-5.83%       03/01/11                     707,766
                                                                                                                  ---------------
                                                                                                                        3,763,260
                                                                                                                  ---------------

                MULTI-UTILITIES - 1.5%
   999,211      KGEN, LLC                             Ba3         BB       5.56%             02/08/14                     639,496
                                                                                                                  ---------------

                OFFICE REITs - 0.8%
 1,000,000      Tishman Speyer Real Estate D.C.
                     Area Portfolio, L.P.             Ba2         B+       3.23%             12/27/12                     350,000
                                                                                                                  ---------------

                OFFICE SERVICES & SUPPLIES - 2.6%
   942,765      Emdeon Business Services, LLC         B1          BB-      5.76%             11/16/13                     674,077
   500,000      Pike Electric, Inc.                   NR(e)       NR(e)    3.00%             12/10/12                     451,250
                                                                                                                  ---------------
                                                                                                                        1,125,327
                                                                                                                  ---------------

                OIL & GAS EQUIPMENT & SERVICES - 3.2%
   987,500      Hercules Offshore, Inc.               Ba3         BB       5.64%             07/11/13                     634,469
 1,065,979      Targa Resources, Inc.                 Ba3         B+       5.76%-5.98%       10/31/12                     760,398
                                                                                                                  ---------------
                                                                                                                        1,394,867
                                                                                                                  ---------------


                       See Notes to Financial Statements                  Page 9

First Trust/Four Corners Senior Floating Rate Income Fund
Portfolio of Investments (a) - (Continued)
November 30, 2008 (Unaudited)

Principal                                                  Ratings (b)                       Stated
Value           Description                           Moody's       S&P    Rate              Maturity (c)         Value
------------    --------------------------------      ------------------   ------------      -------------        -----------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (Continued)

                OIL & GAS EXPLORATION & PRODUCTION - 2.6%
$  317,386      ATP Oil & Gas Corporation             NR          NR       8.50%             07/15/14             $       211,062
   181,818      ATP Oil & Gas Corporation             NR          NR       8.50%             01/15/11                     120,909
   992,337      Helix Energy Solutions Group, Inc.    Ba2         BB+      3.42%-6.75%       07/01/13                     764,100
                                                                                                                  ---------------
                                                                                                                        1,096,071
                                                                                                                  ---------------

                OIL & GAS REFINING & MARKETING - 0.9%
   734,565      Calumet Lubricants Co., L.P.          B1          B        6.04%-8.00%       01/03/15                     404,010
                                                                                                                  ---------------

                OIL & GAS STORAGE & TRANSPORTATION - 3.1%
 1,150,000      Energy Transfer Equity, L.P.          Ba2         NR       4.14%             02/08/12                     934,950
   500,000      Enterprise GP Holdings, L.P.          Ba2         BB-      4.02%-6.77%       11/08/14                     405,000
                                                                                                                  ---------------
                                                                                                                        1,339,950
                                                                                                                  ---------------

                PACKAGED FOODS & MEATS - 2.4%
   722,257      Michael Foods, Inc.                   Ba3         BB-      3.92%-4.94%       11/21/10                     635,586
   497,468      Weight Watchers International, Inc.   Ba1         BB+      5.69%             01/26/14                     409,582
                                                                                                                  ---------------
                                                                                                                        1,045,168
                                                                                                                  ---------------

                PAPER PACKAGING - 4.2%
   498,734      Graham Packaging Holdings Co.         B1          B+       4.44%-6.31%       10/07/11                     378,504
   952,925      Graphic Packaging International, Inc. Ba3         BB-      3.41%-6.64%       05/16/14                     704,569
   792,862      Smurfit-Stone Container
                    Enterprises, Inc. (k)             Ba2         BB       4.81%-5.13%       11/01/11                     587,227
   204,214      Smurfit-Stone Container
                    Enterprises, Inc. (k)             Ba2         BB       6.03%             11/01/10                     151,572
                                                                                                                  ---------------
                                                                                                                        1,821,872
                                                                                                                  ---------------

                PAPER PRODUCTS - 3.3%
   753,078      Appleton Papers, Inc.                 Ba2         BB+      4.26%-6.07%       06/05/14                     551,630
 1,151,250      Domtar Corporation                    Baa3        BBB-     3.55%             03/07/14                     864,717
                                                                                                                  ---------------
                                                                                                                        1,416,347
                                                                                                                  ---------------

                PHARMACEUTICALS - 5.0%
 1,975,000      Cardinal Health 409, Inc.             Ba3         BB-      6.01%             04/10/14                   1,197,344
   914,910      Graceway Pharmaceuticals, LLC         Ba3         BB       6.51%             05/03/12                     585,542
   470,412      Stiefel Laboratories, Inc.            B1          BB-      7.00%             12/28/13                     362,217
                                                                                                                  ---------------
                                                                                                                        2,145,103
                                                                                                                  ---------------

                PUBLISHING - 7.2%
   994,953      Cenveo Corporation                    Ba2         BB+      4.95%             06/21/13                     636,770
   500,000      GateHouse Media, Inc.                 Caa1        CCC+     4.20%-5.00%       08/28/14                     115,000
 1,965,000      Idearc, Inc.                          B2          B-       3.44%-5.77%       11/17/14                     637,222
   410,828      Media News Group, Inc.                B1          CCC+     5.82%             12/30/10                     184,873
   630,572      RH Donnelley, Inc.                    Ba2         BB       6.75%-7.52%       06/30/11                     378,343
 1,976,237      Tribune Company (k)                   Caa1        CCC      6.00%             05/19/14                     554,993
   453,333      Wenner Media, LLC                     NR(e)       NR(e)    5.51%             10/02/13                     317,333
   500,000      Yell Group, PLC                       Ba3         BB-      4.43%             10/27/12                     276,250
                                                                                                                  ---------------
                                                                                                                        3,100,784
                                                                                                                  ---------------

                REAL ESTATE DEVELOPMENT - 0.2%
   160,317      Shea Capital I, LLC                   NR(e)       NR(e)    4.68%-5.25%       10/27/11                      80,159
                                                                                                                  ---------------


Page 10                See Notes to Financial Statements

First Trust/Four Corners Senior Floating Rate Income Fund
Portfolio of Investments (a) - (Continued)
November 30, 2008 (Unaudited)

Principal                                                  Ratings (b)                       Stated
Value           Description                           Moody's     S&P      Rate              Maturity (c)         Value
------------    --------------------------------      ------------------   ------------      -------------        -----------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (Continued)

                RETAIL REITs - 4.6%
$  930,263      Capital Automotive, L.P.              Ba1         BB+      4.60%             12/16/10             $       389,780
 1,983,333      The Macerich Partnership, L.P.        NR(e)       NR(e)    2.94%             04/26/10                   1,586,667
                                                                                                                  ---------------
                                                                                                                        1,976,447
                                                                                                                  ---------------

                SEMICONDUCTORS - 2.0%
 1,473,750      Freescale Semiconductors, Inc.        Ba1         BB       4.60%             12/01/13                     842,800
                                                                                                                  ---------------

                SPECIALIZED CONSUMER SERVICES - 6.2%
 1,523,256      Affinion Group, Inc.                  Ba2         BB       3.94%-4.67%       10/17/12                   1,086,589
   500,000      Asurion Corp.                         NR(e)       NR(e)    4.77%-5.71%       07/03/14                     335,000
   490,977      N.E.W. Holdings I, LLC                NR(e)       NR(e)    4.70%-7.02%       05/22/14                     343,684
   989,905      Nielsen Finance, LLC                  Ba3         B+       3.77%-4.39%       08/09/13                     655,658
   322,678      RMK Acquisition Corporation           Ba3         BB       3.90%-5.64%       01/26/14                     255,560
                                                                                                                  ---------------
                                                                                                                        2,676,491
                                                                                                                  ---------------

                SPECIALIZED FINANCE - 1.8%
   500,000      J.G. Wentworth, LLC                   Caa1        CCC+     6.01%             04/04/14                     162,500
   950,000      Peach Holdings, Inc.                  B2           B       5.69%-8.02%       11/21/13                     598,500
                                                                                                                  ---------------
                                                                                                                          761,000
                                                                                                                  ---------------

                SPECIALTY CHEMICALS - 1.7%
   985,000      Celanese Holdings, LLC                Ba2         BB+      5.55%             04/02/14                     745,786
                                                                                                                  ---------------

                SPECIALTY STORES - 0.6%
   461,635      The Yankee Candle Company, Inc.       Ba3         BB-      3.42%-5.77%       02/06/14                     248,129
                                                                                                                  ---------------

                SYSTEMS SOFTWARE - 1.3%
   942,606      Dealer Computer Services, Inc.        Ba2         BB       3.44%             10/26/12                     560,850
                                                                                                                  ---------------

                TECHNOLOGY DISTRIBUTORS - 1.8%
   605,000      H3C Holdings, Ltd.                    Ba2         BB       6.70%             09/28/12                     484,000
   497,455      Sensata Technologies Finance
                     Company, LLC                     B1          BB-      5.12%-5.26%       04/27/13                     286,534
                                                                                                                  ---------------
                                                                                                                          770,534
                                                                                                                  ---------------

                TRUCKING - 2.5%
 1,671,465      The Hertz Corporation                 Ba1         BB+      3.18%-4.70%       12/21/12                   1,090,165
                                                                                                                  ---------------

                WIRELESS TELECOMMUNICATION SERVICES - 2.2%
   495,000      Clearwire Corporation                 NR          NR       7.48%-9.26%       07/03/12                     237,600
   985,000      Crown Castle Operating Company        Ba3         BB       5.38%             03/06/14                     707,723
                                                                                                                  ---------------
                                                                                                                          945,323
                                                                                                                  ---------------

                TOTAL SENIOR FLOATING-RATE TERM LOAN INTERESTS (d)                                                     75,193,410
                (Cost $114,266,638)                                                                               ---------------


                        See Notes to Financial Statements                Page 11

First Trust/Four Corners Senior Floating Rate Income Fund
Portfolio of Investments (a) - (Continued)
November 30, 2008 (Unaudited)

Principal                                                  Ratings (b)                       Stated
Value           Description                           Moody's     S&P      Rate              Maturity (c)         Value
------------    --------------------------------      ------------------   ------------      -------------        -----------------
SENIOR FLOATING-RATE NOTES - 0.5%

                ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
$  325,000      NXP B.V.                              Caa1        CCC      7.50%             10/15/13             $        81,656
                                                                                                                  ---------------

                LEISURE FACILITIES - 0.3%
   250,000      HRP Myrtle Beach (i) (j) (l) (n)      WR          NR       0.00%             04/01/12                     130,000
                                                                                                                  ---------------

                TOTAL SENIOR FLOATING-RATE NOTES                                                                          211,656
                (Cost $575,780)                                                                                   ---------------


NOTES - 0.0%

                HOMEBUILDING - 0.0%
   145,455      TOUSA, Inc.  PIK (i) (l) (m) (n)      NR          NR       1.00%             07/01/15                           0
                                                                                                                  ---------------
                TOTAL NOTES                                                                                                     0
                (Cost $87,273)                                                                                    ---------------



Shares         Description                                                                                        Value
---------      -------------------------------------------------------------------------------------------        ---------------

PREFERRED STOCKS - 0.0%

                HOMEBUILDING - 0.0%
       855      TOUSA, Inc. (8.0%, Series A Convertible Payment-In-Kind Preferred Stock) (i)(l)(n)                              0
                                                                                                                  ---------------
                TOTAL PREFERRED STOCKS                                                                                          0
                (Cost $512,727)                                                                                   ---------------


CLOSED-END FUNDS - 0.3%

                ASSET MANAGEMENT & CUSTODY BANKS - 0.3%
    38,000      ING Prime Rate Trust                                                                                      124,640
                                                                                                                  ---------------
                TOTAL CLOSED-END FUNDS                                                                                    124,640
                (Cost $235,908)                                                                                   ---------------


Principal
Value           Description                                                                                       Value
---------       ------------------------------------------------------------------------------------------        ---------------

SHORT-TERM INVESTMENTS - 1.7%

                ASSET MANAGEMENT & CUSTODY BANKS - 1.7%
   734,466      JPMorgan Federal Money Market Fund - 1.06% (o)                                                            734,466
                                                                                                                  ---------------
                TOTAL SHORT-TERM INVESTMENTS                                                                              734,466
                (Cost $734,466)                                                                                   ---------------

                TOTAL INVESTMENTS - 177.6%                                                                             76,264,172
                (Cost $116,412,792) (p)

                NET OTHER ASSETS AND LIABILITIES - 10.7%                                                                4,621,329

                LOAN OUTSTANDING - (37.0)%                                                                            (15,900,000)

                MONEY MARKET CUMULATIVE PREFERRED(R) SHARES, AT LIQUIDATION VALUE
                (including accrued distributions) - (51.3)%                                                           (22,044,825)
                                                                                                                  ---------------
                NET ASSETS (Applicable to Common Shareholders) - 100.0%                                           $    42,940,676
                                                                                                                  ===============


Page 12                See Notes to Financial Statements




First Trust/Four Corners Senior Floating Rate Income Fund
Portfolio of Investments (a) - (Continued)
November 30, 2008 (Unaudited)



-------------------

(a) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common Shareholders.

(b) Ratings below Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.

(c) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(d) Senior Loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate.

(e) This Senior Loan Interest was privately rated upon issuance. The rating agency does not provide ongoing surveillance on the rating.

(f)  This issue is secured by a second lien on the issuer's assets.

(g)  Delayed Draw Loan (See Note 2E in the Notes to Financial Statements).

(h)  Represents commitment fee rate on delayed draw loans.

(i)  This borrower has filed for protection in federal bankruptcy court.

(j)  Non-income producing security.

(k) This borrower has filed for protection in federal bankruptcy court subsequent to the date of this report.

(l) This security is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration (See Note 2F in the Notes to Financial Statements).

(m) This security is a Senior Subordinated Payment-in-Kind Election Note whereby 1.00% of interest per annum will be paid in cash and 13.75% of interest per annum shall be paid by the issuer, at its option (i) entirely in cash, (ii) entirely in Payment-in-Kind interest or (iii) in a combination of (i) and (ii). Interest is to be paid semi-annually; however, this issuer is in default and income is not being accrued.

(n) This security is fair valued in accordance with valuation procedures adopted by the Fund's Board of Trustees.

(o)  Represents the daily interest rate in effect at November 30, 2008.

(p) Aggregate cost for federal income tax and financial reporting purposes. As of November 30, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $0 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $40,148,620.

NR   Not rated.

WR   Withdrawn rating


-------------------------------------

SECURITY VALUATION INPUTS

A summary of the inputs used to value the Fund's total investments as of November 30, 2008 is as follows (See Note 2A in the Notes to Financial Statements):

         Valuation of Inputs                                   Investments
         ----------------------------------------------------------------------
         Level 1 - Quoted Prices                          $                --
         Level 2 - Other Significant Observable Inputs             76,134,172
         Level 3 - Significant Unobservable Inputs                    130,000
                                                           ------------------
         Total                                             $       76,264,172
                                                           ==================


The following table presents the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at May 31, 2008 and at November 30, 2008.

    Investments at Fair Value using significant unobservable inputs (Level 3)
    -------------------------------------------------------------------------

                                                            Investments
                                                        -------------------
               Balance as of May 31, 2008               $           12,800
                  Transfers in (out) of Level 3                    130,000
                  Net unrealized gains (losses)                    (12,800)
                                                        ------------------
               Balance as of November 30, 2008          $          130,000
                                                        ==================


                       See Notes to Financial Statement                 Page 13

First Trust/Four Corners Senior Floating Rate Income Fund
Statement of Assets and Liabilities
November 30, 2008 (Unaudited)


ASSETS:
Investments, at value
    (Cost $116,412,792)                                           $  76,264,172
Cash                                                                          9
Prepaid expenses                                                         59,473
Receivables:
    Interest                                                            794,877
    Investment securities sold                                        4,587,633
                                                                  --------------
       Total Assets                                                  81,706,164
                                                                  --------------

LIABILITIES:
Payables:
    Outstanding loan                                                 15,900,000
    Investment securities purchased                                     564,023
    Investment advisory fees                                             69,258
    Interest and fees on loan                                            49,094
    Administrative fees                                                  38,144
    Audit and tax fees                                                   27,113
    Printing fees                                                        25,909
    Custodian fees                                                       15,489
    Trustees' fees and expenses                                          10,632
    Transfer agent fees                                                   5,832
Accrued expenses and other liabilities                                   15,169
                                                                  --------------
       Total Liabilities                                             16,720,663
                                                                  --------------
NET ASSETS INCLUDING MONEY MARKET
    CUMULATIVE PREFERRED(R) SHARES:                               $  64,985,501
                                                                  ==============

MONEY MARKET CUMULATIVE PREFERRED(R) SHARES:
($0.01 par value, 880 shares issued with liquidation
   preference of $25,000 per share, unlimited number of Money
   Market Cumulative Preferred(R) Shares has  been authorized)       22,044,825
                                                                  --------------

NET ASSETS (Applicable to Common Shareholders)                    $  42,940,676
                                                                  ==============

NET ASSETS consist of:
Paid-in capital                                                      92,711,637
Par value                                                                49,243
Accumulated net investment income (loss)                               (105,846)
Accumulated net realized gain (loss) on investments                  (9,565,738)
Net unrealized appreciation (depreciation) on investments           (40,148,620)
                                                                  --------------
NET ASSETS (Applicable to Common Shareholders)                    $  42,940,676
                                                                  ==============

NET ASSET VALUE, per Common Share (par value
   $0.01 per Common Share)                                        $        8.72
                                                                  ==============

Number of Common Shares outstanding (unlimited number
   of Common Shares has been authorized)                              4,924,349
                                                                  ==============


Page 14                See Notes to Financial Statements

First Trust/Four Corners Senior Floating Rate Income Fund
Statement of Operations
For the Six Months Ended November 30, 2008 (Unaudited)


INVESTMENT INCOME:
Interest                                                          $   3,829,095
Dividends                                                                 7,372
                                                                  --------------
    Total investment income                                           3,836,467
                                                                  --------------

EXPENSES:
Interest and fees on loan                                               611,188
Investment advisory fees                                                592,007
Administrative fees                                                      47,696
Money Market Cumulative Preferred(R) Shares commission fees              31,409
Audit and tax fees                                                       23,728
Legal fees                                                               21,671
Custodian fees                                                           21,597
Printing fees                                                            20,546
Trustees' fees and expenses                                              20,468
Transfer agent fees                                                      19,988
Other                                                                    26,677
                                                                  --------------
    Total expenses                                                    1,436,975
                                                                  --------------
NET INVESTMENT INCOME                                                 2,399,492
                                                                  --------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments                              (7,776,992)
Net change in unrealized appreciation (depreciation)
   on investments                                                   (29,993,200)
                                                                  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                             (37,770,192)
                                                                  --------------
MONEY MARKET CUMULATIVE PREFERRED(R) SHARE DIVIDENDS                   (431,779)
                                                                  --------------
NET INCREASE (DECREASE) IN NET ASSETS (APPLICABLE TO
   COMMON SHAREHOLDERS) RESULTING FROM OPERATIONS                 $ (35,802,479)
                                                                  ==============


                       See Notes to Financial Statements                 Page 15

First Trust/Four Corners Senior Floating Rate Income Fund
Statements of Changes in Net Assets

                                                                          Six Months
                                                                          Ended               Year
                                                                          11/30/2008          Ended
                                                                          (Unaudited)         5/31/2008
                                                                          --------------      ---------------
OPERATIONS:
Net investment income (loss)                                               $    2,399,492     $      8,512,313
Net realized gain (loss)                                                       (7,776,992)          (1,265,127)
Net change in unrealized appreciation (depreciation)                          (29,993,200)         (10,070,392)
Distributions to Money Market Cumulative Preferred(R) Shareholders from:
     Net investment income                                                       (431,779)          (3,114,008)
                                                                          ---------------     ----------------
Net increase (decrease) in net assets applicable to Common Shareholders
     resulting from operations                                                (35,802,479)          (5,937,214)
                                                                          ---------------     ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                     (1,969,741)          (6,010,303)
     Return of capital                                                                 --             (258,394)
                                                                          ---------------     ----------------
Total distributions to Common Shareholders                                     (1,969,741)          (6,268,697)
                                                                          ---------------     ----------------
Total increase (decrease) in net assets applicable to Common Shareholders     (37,772,220)         (12,205,911)

NET ASSETS (Applicable to Common Shareholders):
Beginning of period                                                            80,712,896           92,918,807
                                                                          ---------------     ----------------
End of period                                                             $    42,940,676     $     80,712,896
                                                                          ===============     ================
Accumulated net investment income (loss) at end of period                 $      (105,846)    $       (103,818)
                                                                          ===============     ================


Page 16                See Notes to Financial Statements

First Trust/Four Corners Senior Floating Rate Income Fund
Statement of Cash Flows
For the Six Months Ended November 30, 2008 (Unaudited)


CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets applicable to Common Shareholders
     resulting from operations                                                                 $   (35,802,479)
Adjustments to reconcile net increase (decrease) in net assets applicable to Common
     Shareholders resulting from operations to net cash provided by operating activities:
     Purchases of investments                                                                     (185,486,200)
     Sales and maturities of investments                                                           210,123,061
     Net amortization/accretion of premium/discount on investments                                    (260,627)
     Net realized loss on investments                                                                7,776,992
     Net change in unrealized appreciation/depreciation on investments                              29,993,200

CHANGES IN ASSETS AND LIABILITIES:
     Decrease in interest receivable                                                                    17,553
     Decrease in dividends receivable                                                                    1,943
     Increase in prepaid expenses                                                                      (55,563)
     Increase in receivable for investment securities sold                                          (3,861,893)
     Decrease in payable for investment securities purchased                                        (2,372,491)
     Decrease in accumulated unpaid dividends on Money Market
        Cumulative Preferred(R) Shares                                                                 (12,273)
     Increase in interest and fees due on loan                                                          49,094
     Decrease in investment advisory fees payable                                                      (44,003)
     Decrease in audit and tax fees payable                                                            (28,587)
     Decrease in legal fees payable                                                                    (30,085)
     Increase in transfer agent fees payable                                                             2,566
     Increase in printing fees payable                                                                     559
     Increase in administrative fees payable                                                            31,126
     Increase in custodian fees payable                                                                  5,621
     Increase in Trustees' fees and expenses payable                                                    10,558
     Increase in accrued expenses and other liabilities                                                 10,866
                                                                                               ---------------
CASH PROVIDED BY OPERATING ACTIVITIES                                                                               $    20,068,938
                                                                                                                    ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Distributions to Common Shareholders                                                           (1,969,741)
     Retirement of Money Market Cumulative Preferred(R) Shares                                     (35,000,000)
     Proceeds from issuances of borrowings                                                          35,000,000
     Repayments of borrowings                                                                      (19,100,000)
CASH USED BY FINANCING ACTIVITIES                                                                                       (21,069,741)
                                                                                                                    ---------------
Decrease in cash                                                                                                         (1,000,803)
Cash at beginning of period                                                                                               1,000,812
                                                                                                                    ---------------
CASH AT END OF PERIOD                                                                                               $             9
                                                                                                                    ===============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest                                                                              $       562,094



                       See Notes to Financial Statements                 Page 17

First Trust/Four Corners Senior Floating Rate Income Fund
Financial Highlights
For a Common Share outstanding throughout each period

                                                      Six Months
                                                      Ended        Year         Year         Year         Year         Period
                                                      11/30/2008   Ended        Ended        Ended        Ended        Ended
                                                      (Unaudited)  5/31/2008    5/31/2007    5/31/2006    5/31/2005    5/31/2004(a)
                                                      ------------ ------------ ------------ ------------ ------------ ------------
 Net asset value, beginning of period                 $   16.39    $   18.87    $   19.03    $   19.07    $   19.16    $   19.10(b)
                                                      ----------   ----------   ----------   ----------   ----------   ----------

Income from investment operations:
 Net investment income (loss)                              0.49         1.73         1.98         1.75         1.26         0.61
 Net realized and unrealized gain (loss)                  (7.67)       (2.31)       (0.08)        0.10         0.02         0.25
 Distributions paid to MMP (c) Shareholders from:
   Net investment income                                  (0.09)       (0.63)       (0.61)       (0.48)       (0.26)       (0.07)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
 Total from investment operations                         (7.27)       (1.21)        1.29         1.37         1.02         0.79
                                                      ----------   ----------   ----------   ----------   ----------   ----------

Distributions paid to Common Shareholders from:
   Net investment income                                  (0.40)       (1.22)       (1.45)       (1.24)       (0.95)       (0.53)
   Net realized gain                                         --           --           --        (0.17)       (0.16)          --
   Return of capital                                         --        (0.05)          --           --           --           --
                                                      ----------   ----------   ----------   ----------   ----------   ----------
 Total distributions to Common Shareholders               (0.40)       (1.27)       (1.45)       (1.41)       (1.11)       (0.53)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
 Dilutive impact from the offering of MMP Shares (d)         --           --           --           --           --        (0.16)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
 Common Share offering costs
    charged to paid-in capital                               --           --           --           --           --        (0.04)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
 Net asset value, end of period                       $    8.72    $   16.39    $   18.87    $   19.03    $   19.07    $   19.16
                                                      ==========   ==========   ==========   ==========   ==========   ==========
 Market value, end of period                          $    6.70    $   14.47    $   18.80    $   17.63    $   18.00    $   20.70
                                                      ==========   ==========   ==========   ==========   ==========   ==========
 Total return based on net asset value (e) (f)           (44.84)%      (5.68)%       7.39%        8.12%        5.49%        3.12%
                                                      ==========   ==========   ==========   ==========   ==========   ==========
 Total return based on market value (f) (g)              (51.99)%     (16.42)%      15.49%        6.12%       (7.84)%       6.40%
                                                      ==========   ==========   ==========   ==========   ==========   ==========
----------------------------------
RATIOS TO AVERAGE NET ASSETS AVAILABLE
    TO COMMON SHAREHOLDERS:
 Ratio of total expenses to average net assets             4.14%(h)     2.32%        2.18%        2.19%        2.09%        2.00%(h)
 Ratio of net expenses to average net assets               4.14%(h)     2.29%        2.10%        2.07%        1.92%        1.84%(h)
 Ratio of total expenses to average net assets
   excluding interest expense                              2.38%(h)      N/A          N/A          N/A          N/A          N/A
 Ratio of net investment income (loss) to average net
   assets                                                  6.91%(h)    10.15%       10.52%        9.12%        6.53%        4.73%(h)
 Ratio of net investment income (loss) to average net
   assets net of MMP dividends (i)                         5.67%(h)     6.44%        7.26%        6.63%        5.16%        4.18%(h)
SUPPLEMENTAL DATA:
 Portfolio turnover rate                                     12%          41%          92%          83%         113%         107%
 Net assets, end of period (in 000's)                 $  42,941    $  80,713    $  92,919    $  93,724    $  93,919    $  94,170
 Ratio of total expenses to total average
      Managed Assets (j)                                   2.35%(h)     1.38%        1.35%        1.36%        1.31%        1.35%(h)
 Ratio of net expenses to total average
      Managed Assets (j)                                   2.35%(h)     1.36%        1.30%        1.29%        1.20%        1.24%(h)
 Ratio of total expenses to total average Managed
   Assets excluding interest expense                       1.35%(h)      N/A          N/A          N/A          N/A          N/A
PREFERRED SHARES:
 Total MMP Shares outstanding                               880        2,280        2,280        2,280        2,280        2,280
 Liquidation and market value per MMP share (k)       $  25,051    $  25,025    $  25,029    $  25,024    $  25,013    $  25,004
 Asset coverage per share (l)                         $  73,796    $  60,400    $  65,754    $  66,107    $  66,193    $  66,303
 Loan outstanding (in 000's)                          $  15,900          N/A          N/A          N/A          N/A          N/A
 Asset coverage per $1,000 of loan outstanding (m)    $   5,084          N/A          N/A          N/A          N/A          N/A

----------------------------------

(a) Initial seed date of September 18, 2003. The Fund commenced operations on September 25, 2003.

(b) Net of sales load of $0.90 per Common Share on initial offering.

(c) Money Market Cumulative Preferred(R) ("MMP") Shares.

(d) The expenses associated with the offering of the MMP Shares had a $(0.16) impact on the Common Share NAV.

(e) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.

(f) Total return is not annualized for periods less than one year.

(g) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.

(h) Annualized.

(i) Ratio reflects the effect of distributions to MMP Shareholders.

(j) Managed Assets are calculated by taking the Fund's average daily gross asset value (which includes assets attributable to the Fund's MMP Shares, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding MMP Shares and accrued liabilities.

(k) Includes accumulated and unpaid distributions to MMP Shareholders.

(l) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the MMP Shares liquidation value), and dividing by the number of MMP Shares outstanding.

(m) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the MMP Shares liquidation value and the loan outstanding), and dividing by the outstanding loan balance in 000's.

N/A Not Applicable


Page 18                See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


           First Trust/Four Corners Senior Floating Rate Income Fund
                         November 30, 2008 (Unaudited)

                               1. Fund Description

First Trust/Four Corners Senior Floating Rate Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Delaware statutory trust on May 13, 2003. The Fund was reorganized as a Massachusetts business trust on August 8, 2003 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FCM on the NYSE Alternext US (formerly known as the American Stock Exchange).

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues these objectives by investing in a portfolio of senior secured floating-rate corporate loans ("Senior Loans"). There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.

                       2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares, by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to valuation procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal market for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially in the past several years, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, First Trust may value such Senior Loan at a fair value according to valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------


            First Trust/Four Corners Senior Floating Rate Income Fund
                          November 30, 2008 (Unaudited)

for the Fund as of June 1, 2008, the beginning of its current fiscal year. The three levels of the fair value hierarchy under FAS 157 are as follows:

       o Level 1 - quoted prices in active markets for identical securities
       o Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
       o Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of November 30, 2008 is included with the Fund's Portfolio of Investments.

B. Credit Default Swaps:

The Fund may enter into credit default swap contracts for hedging purposes or to gain exposure to a credit in which the Fund may otherwise invest. A credit default swap contract is an agreement between two parties to exchange the credit risk of an issuer. The Fund may be either the buyer or seller in a credit default swap transaction. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on the underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. In exchange, the seller receives the par value of securities of the reference obligor. In the case of cash settlement, the seller will pay the difference between par and the market value of the securities of the reference obligor. An event of default may be a grace period extension, obligation acceleration, repudiation/moratorium, or restructuring.

Buying a credit default swap contract involves the risk that the contract may expire worthless and the credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of default. Selling a credit default swap contract involves greater risks than if the Fund had invested in the reference obligation directly. The Fund will segregate cash or liquid assets in an amount equal to the aggregate market value of the credit default swap contracts of which it is a seller. Additionally, the Fund maintains cash or liquid assets for the full notional amount of the credit default swap contracts of which it is a seller. The Fund may only enter into such transactions with counterparties rated A- or higher.

Credit default swap contracts are marked to market daily based upon quotations from brokers or market makers and the change in value, if any, is recorded as unrealized appreciation (depreciation). For a credit default swap contract sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. As of November 30, 2008, the Fund had no credit default swaps.

C. Repurchase Agreements:

The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. As of November 30, 2008, the Fund had no open repurchase agreements.

D. Securities Transactions and Investment Income:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. At November 30, 2008, the Fund had no when-issued or delayed-delivery purchase commitments.

E. Unfunded Loan Commitments:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund had unfunded delayed draw loan commitments of approximately $168,758 as of November 30, 2008. The Fund is obligated to fund these loan commitments at the borrower's discretion. Net unrealized depreciation from the commitments is $86,397 at November 30, 2008.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------


            First Trust/Four Corners Senior Floating Rate Income Fund
                          November 30, 2008 (Unaudited)

F. Restricted Securities:

The Fund invests in restricted securities, which are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. The Fund held restricted securities at November 30, 2008 as shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                                                                % of
                                                                                                                Net Assets
                                                                                                                Applicable
                                Acquisition     Principal       Value           Current                         to Common
Security                        Date            Value/Shares    Per Share       Carrying Cost    Value          Shareholders
-----------------------------------------------------------------------------------------------------------------------------
HRP Myrtle Beach                3/23/06         $   250,000     $     52.00     $   250,000     $   130,000     0.30%
TOUSA, Inc.-Notes               7/31/07(1)          145,455              --          87,273              --     0.00
TOUSA, Inc.-Preferred Stocks    7/31/07(1)              855              --         512,727              --     0.00
                                                                                ---------------------------------------------
                                                                                $   850,000     $   130,000     0.30%
                                                                                =============================================


(1) Security was acquired through a restructuring that was effective on July 31, 2007.


G. Dividends and Distributions to Shareholders:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with the financing associated with leverage. If the Fund recognizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and Money Market Cumulative Preferred(R) Shares ("MMP Shares") issued by the Fund in proportion to the total dividends paid for the year. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

The tax character of distributions paid during the fiscal year ended May 31, 2008 is as follows:

Distributions paid from:                        2008
                                         ----------------
Ordinary Income                          $      9,124,311
Return of Capital                                 258,394

As of May 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income                  $            --
Net Unrealized Appreciation (Depreciation)     $   (10,202,140)
Accumulated Capital and other losses           $    (1,788,746)

H. Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such loss against any future realized capital gains. At May 31, 2008, the Fund had available realized capital losses of $441,001 and $646,089 to offset future net capital gains through the fiscal years ended 2014 and 2016, respectively.

POST-OCTOBER LOSSES. Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended May 31, 2008, the Fund intends to elect to defer net realized losses incurred from November 1, 2007 through May 31, 2008 of $701,656.

In June 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." FIN 48 establishes a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return, and is effective for the Fund's current fiscal year. As of November 30, 2008, management has evaluated the application of FIN 48 to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------


            First Trust/Four Corners Senior Floating Rate Income Fund
                          November 30, 2008 (Unaudited)

I. Expenses:

The Fund pays all expenses directly related to its operations.

J. Accounting Pronouncement:

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures, if any.

          3. Investment Advisory Fee and Other Affiliated Transactions

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage. L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.97% of the Fund's Managed Assets, the average daily gross asset value of the Fund (which includes assets attributable to the Fund's MMP Shares, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding MMP Shares and accrued liabilities.

Four Corners Capital Management, LLC ("Four Corners" or the "Sub-Advisor") serves as the Fund's investment sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. Four Corners receives an annual portfolio management fee of 0.56% of Managed Assets that is paid monthly by First Trust from its investment advisory fee.

In accordance with certain fee arrangements, JPMorgan Investor Services Co. serves as the Fund's Administrator and Fund Accountant, JPMorgan Chase Bank, National Association serves as the Fund's Custodian and American Stock Transfer & Trust Company serves as the Fund's Transfer Agent.

PNC Global Investment Servicing (U.S.) Inc., formerly known as PFPC, Inc., provides certain administrative services to the Fund in connection with the Fund's Board of Trustees meetings and other related matters.

Deutsche Bank Trust Company Americas, a wholly-owned subsidiary of Deutsche Bank AG ("Auction Agent"), serves as the Fund's MMP Share transfer agent, registrar, dividend disbursing agent and redemption agent.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually and the Audit Committee Chairman is paid $5,000 annually, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. Effective January 1, 2008, each of the chairmen of the Nominating and Governance Committee and Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Also effective January 1, 2008, the Lead Independent Trustee and each Committee chairman will serve two-year terms. The officers and interested trustee receive no compensation from the trusts for serving in such capacities.

                      4. Purchases and Sales of Securities

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the period ended November 30, 2008 were $13,969,060 and $36,913,281, respectively.

                 5. Money Market Cumulative Preferred(R) Shares

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares of beneficial interest, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of Common Shareholders. As of November 30, 2008, the Fund has 880 MMP Shares outstanding at a liquidation value of $25,000 per share.

The Fund is required to meet certain asset coverage tests with respect to the MMP Shares. If the Fund fails to maintain Eligible Assets having an aggregated Discounted Value at least equal to the MMP Shares Basic Maintenance Amount as of any Valuation Date and the failure is not cured on or before the related Asset Coverage Cure Date, the Fund will be required in certain circumstances to redeem certain MMP Shares.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------


            First Trust/Four Corners Senior Floating Rate Income Fund
                          November 30, 2008 (Unaudited)

An auction of the MMP Shares is generally held every 28 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. The Fund pays commissions to the auction agent as compensation for conducting the auctions. These fees are included in the "Money Market Cumulative Preferred(R) Shares commission fees" on the Statement of Operations.

The markets for auction rate securities have continued to experience a number of failed auctions, including auctions relating to the MMP Shares. A failed auction results when there are not enough bidders in the auction at rates below the maximum rate as prescribed by the terms of the security. When an auction fails, the rate is automatically set at the maximum rate. A failed auction does not cause an acceleration of, or otherwise have any impact on, outstanding principal amounts due. In the case of the Fund's outstanding MMP Shares, the maximum rate under the terms of those securities has been 150 percent (and could be up to 275 percent, depending on the ratings of the MMP Shares) of the greater of: (1) the applicable AA composite commercial paper rate (for a rate period of fewer than 184 days) or the applicable U.S. Treasury index rate (for a rate period of 184 days or more), or (2) the applicable London-InterBank Offered Rate ("LIBOR").

On June 19, 2008, the Fund redeemed $35 million of its $57 million outstanding MMP Shares with proceeds from a Revolving Credit Facility ("Credit Facility" - see Note 6 below) with The Bank of Nova Scotia, as agent. The Credit Facility is to be used as leverage for the Fund. The Credit Facility has an expiration date of May 12, 2009 and may be renewed annually. The total commitment under the Credit Facility is $35,000,000. Loans under the Credit Facility will bear interest at a per annum rate equal to either: (i) the Adjusted LIBOR plus a margin of 1.00% or (ii) the greater of (A) the prime rate established by The Bank of Nova Scotia or (B) the Federal Funds Rate plus 0.50%. The Adjusted LIBOR for the Credit Facility (including the margin) in effect at June 19, 2008 was 3.81%. The Fund also pays additional borrowing costs, which includes a commitment fee at a rate per annum equal to 0.10% payable on the daily average of the unused commitment. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings).

For the six-months ended November 30, 2008, transactions in MMP Shares were as follows:

                                                Shares              Value
                                           -------------------------------------
Outstanding at 5/31/08                           2,280         $   57,000,000
Amount Retired                                  (1,400)           (35,000,000)
                                           -------------------------------------
Outstanding at 11/30/08                            880         $   22,000,000
                                           =====================================

First Trust is continuing to seek methods for refinancing the approximately $22 million of the Fund's MMP Shares that remain outstanding. The ability to obtain this refinancing is contingent on finding third parties willing to provide such financing on a cost effective basis. There is no assurance that First Trust will be successful in finding such financing, and any such financing arrangements would be subject to approval of the Fund's Board of Trustees.

The annual dividend rate in effect as of November 30, 2008 was 2.93%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. The high and low annual dividend rates during the period ended November 30, 2008, were 6.44% and 2.93%, respectively, and the average dividend rate was 4.01%. These rates may vary in a manner not related directly to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

Under Emerging Issues Task Force (EITF) promulgating Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to guidance of the EITF, the Fund's MMP Shares are classified outside of permanent equity (net assets attributable to Common Shares) in the accompanying financial statements.

                          6. Revolving Credit Facility

The Fund has entered into a Revolving Credit Facility ("Credit Facility") with The Bank of Nova Scotia, as agent, to be used as leverage for the Fund. The Credit Facility has an expiration date of May 12, 2009 and may be renewed annually. The Credit Facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the Credit Facility is $35,000,000. For the period ended November 30, 2008, the average amount outstanding was $30,249,697. The high and low annual interest rates during the period ended November 30, 2008, were 5.28% and 2.45%, respectively, with a weighted average interest rate of 3.97%. The annual interest rate in effect at November 30, 2008 was 2.45%. The Fund also pays additional borrowing costs, which includes a commitment fee at a rate per annum equal to 0.10% payable on the daily average of the unused commitment. Such expenses are included in "Interest and fees on loan" on the Statement of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------


            First Trust/Four Corners Senior Floating Rate Income Fund
                          November 30, 2008 (Unaudited)

                             7. Risk Considerations

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

In 2008, securities markets have been significantly negatively affected by the financial crisis that initially resulted from the downturn in the subprime mortgage market in the United States. The potential impact of the financial crisis on securities markets may prove to be significant and long-lasting and may have a substantial impact on the value of the Fund.

LOWER GRADE DEBT INSTRUMENTS: The Senior Loans in which the Fund invests are generally lower grade. These lower grade debt instruments may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories. Lower grade debt instruments tend to be less liquid than higher grade debt instruments.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The Fund borrowed pursuant to a leverage borrowing program and through the issuance of Preferred Shares, which constitutes a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. If the Fund is not in compliance with certain Credit Facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares.

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. The value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

AUCTION RISK: Numerous closed-end funds, including the Fund, have been experiencing failed auctions involving their auction-rate Preferred Shares. Based on current market conditions, we expect that the auctions may continue to fail. If an auction fails you may not be able to sell some or all of your Preferred Shares. No third parties related to the auction nor the Fund itself are obligated to purchase Preferred Shares in an auction or otherwise, nor is the Fund required to redeem Preferred Shares in the event of a failed auction.

                               8. Indemnification

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. Subsequent Events

On November 20, 2008, the Fund declared a dividend of $0.0625 per share to Common Shareholders of record December 3, 2008, payable December 12, 2008.

On December 22, 2008, the Fund declared a dividend of $0.0625 per share to Common Shareholders of record January 6, 2009, payable January 15, 2009.

On January 20, 2009, the Fund declared a dividend of $0.0475 per share to Common Shareholders of record February 4, 2009, payable February 17, 2009.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


            First Trust/Four Corners Senior Floating Rate Income Fund
                          November 30, 2008 (Unaudited)

                           Dividend Reinvestment Plan

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

    (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
        (ii) 95% of the market price on that date.

    (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE Alternext US (formerly known as the American Stock Exchange) or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 659-2649, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a transaction fee of $15.00.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York, 11219 or through their website located at www.amstock.com (you will need to know your 10-digit participant number and social security number to gain access to your account online).

--------------------------------------------------------------------------------
                      Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (Continued)
--------------------------------------------------------------------------------


            First Trust/Four Corners Senior Floating Rate Income Fund
                          November 30, 2008 (Unaudited)

                               Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.


                 Submission of Matters to a Vote of Shareholders

The Joint Annual Meeting of Shareholders of the First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II was held on September 15, 2008. At the Annual Meeting, holders of Common and Preferred Shares of First Trust/Four Corners Senior Floating Rate Income Fund voting together elected Trustee Richard E. Erickson for a three-year term. Holders of Preferred Shares elected Trustee Thomas R. Kadlec and Trustee Robert F. Keith each for one-year terms. The number of votes cast in favor of Richard E. Erickson was 4,365,546, the number of votes against was 199,730 and the number of abstentions was 359,953. The number of votes cast in favor of Thomas R. Kadlec was 759, the number of votes against was 59 and the number of abstentions was 62. The number of votes cast in favor of Robert F. Keith was 759, the number of votes against was 59 and the number of abstentions was 62. James A. Bowen and Niel B. Nielson are the current and continuing Trustees.

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                           [BLANK INSIDE BACK COVER]

[LOGO OMITTED]  FIRST TRUST



INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Four Corners Capital Management, LLC
555 South Flower Street, Suite 3300
Los Angeles, CA 90071

CUSTODIAN
JPMorgan Chase Bank, National Association
3 Chase Metrotech Center, 6th Floor
Brooklyn, NY 11245

FUND ADMINISTRATOR & FUND ACCOUNTANT
JPMorgan Investor Services Co.
73 Tremont Street
Boston, MA 02108

TRANSFER AGENT
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

BOARD ADMINISTRATOR
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


Back Cover

Item 2. Code of Ethics.

Not applicable.



Item 3. Audit Committee Financial Expert.

Not applicable.



Item 4. Principal Accountant Fees and Services.

Not applicable.



Item 5. Audit Committee of Listed registrants.

Not applicable.



Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.



Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable.

(b) Drew R. Sweeney was designated co-portfolio manager of the registrant upon the announcement of resignation of Michael P. McAdams from Four Corners Capital Management, LLC ("Four Corners") on February 6, 2009. Four Corners manages multiple portfolios comprised principally of U.S. dollar denominated, floating-rate, senior secured, commercial and industrial loans and notes, loan-based swaps, and other debt instruments, and may manage portfolios that include high yield bonds and/or credit derivatives. Robert
     I. Bernstein, Managing Director and Chief Investment Officer of Four Corners, and Drew R. Sweeney, Senior Vice President of Four Corners, are co-portfolio managers. The co-portfolio managers are supported in their portfolio management activities by the Four Corners investment staff. Four Corners' investment analysts are assigned loans within specific industries and report to the Chief Investment Officer. Mr. Bernstein has been Managing Director and Chief Investment Officer of Four Corners since 2001. Mr. Sweeney has been Senior Vice President of Four Corners since 2005. Prior to that, Mr. Sweeney was a Vice President and Analyst at American Express Asset Management Group.


         Other Accounts Managed by Portfolio Manager(s) or Management Team Member

--------------------------- --------------------------------------- -------------- -------------- ---------------- -----------------
                                                                                                                     Total Assets
                                                                                                   # of Accounts      for which
                                                                        Total                       Managed for    Advisory Fee is
Name of Portfolio Manager                                               # of                      which Advisory      Based on
           or                                                         Accounts     Total Assets    Fee is Based      Performance
       Team Member                     Type of Accounts                Managed      ($millions)   on Performance     ($millions)
--------------------------- --------------------------------------- -------------- -------------- ---------------- -----------------
                            Registered Investment Companies:              2           $443.74M           0                $0
                            Other Pooled Investment Vehicles:             4         $1,134.97M           4            $1,134.97M
1. Robert I. Bernstein      Other Accounts:                               8         $1,395.45M           0                $0
--------------------------- --------------------------------------- -------------- -------------- ---------------- -----------------
                            Registered Investment Companies:              2           $443.74M           0                $0
                            Other Pooled Investment Vehicles:             0             $0               0                $0
2. Drew R. Sweeney          Other Accounts:                               1            $83.84M           0                $0
--------------------------- --------------------------------------- -------------- -------------- ---------------- -----------------
Information provided as of November 30, 2008


         Potential Conflicts of Interests

In general, Four Corners seeks to allocate the purchase and sale of corporate loans to clients in a fair and equitable manner to quickly and prudently create a well-constructed, fully invested portfolio of corporate loans. Since Four Corners' clients have varying investment restrictions, and because of the constraining mechanics of the corporate loan market, allocation of trades through methods such as pro-rata allocation are not feasible. Therefore, the allocation of corporate loan purchases and sales to various accounts is generally based on factors such as the client's investment restrictions and objectives, including expected liquidity and/or third party credit ratings, the client's acceptance or rejection of prospective investments, if applicable, and the relative percentage of invested assets of a client's portfolio, among others. Assets may be disproportionately allocated to accounts during their initial investment (ramp up) period, notwithstanding that other accounts may also have assets available for investment. Such disproportionate allocation to accounts during the ramp-up process may have a detrimental effect on other accounts. Subject to the foregoing, whenever Four Corners' clients have available funds for investment, investments suitable and appropriate for each will be allocated in a manner Four Corners believes to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if an allocation to other client accounts were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, Four Corners and its affiliates may purchase securities or loans of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities or loans for another client. For these and other reasons, not all portfolios will participate in the gains or losses experienced by other portfolios with similar investment objectives.

     Compensation Structure of Portfolio Manager(s) or Management Team Members

Portfolio Manager and Management Team compensation is typically comprised of a base salary and a bonus. There are no pre-determined formulas to determine base salaries or bonus amounts. Bonuses for all employees, including the Portfolio Managers, are discretionary. In addition, the Portfolio Managers have stock options of Macquarie Group Limited. These options are in varying amounts and are subject to certain vesting and other provisions of the Macquarie option plan. Finally, the Portfolio Managers are Members of the entity recently purchased by Macquarie Group Limited, and there are certain payments associated with that purchase which will be paid over time. A portion of those payments is based on achieving certain revenue targets.

The Portfolio Managers' salaries are set at certain levels and may be raised at the discretion of Macquarie Group Limited. Bonuses are entirely discretionary, and are likely to be related to, among other things, business unit profitability and personal performance. Compensation is determined without regard to the performance of any one particular fund. The Portfolio Managers have no direct incentive to take undue risks when individual fund performance is lagging.


       Disclosure of Securities Ownership


       The information below is as of November 30, 2008:
       ---------------------------------------- ---- --------------------------
           Name of Portfolio Manager or              Dollar ($) Range of Fund
           Team Member                               Shares Beneficially Owned
       ---------------------------------------- ---- --------------------------
           Robert I. Bernstein                                 $0
       ---------------------------------------- ---- --------------------------
           Drew R. Sweeney                                     $0
       ---------------------------------------- ---- --------------------------


Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.



Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.



Item 11. Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.



Item 12. Exhibits.

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Trust/Four Corners Senior Floating Rate Income Fund

By (Signature and Title)* /s/ James A. Bowen
                          --------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date   January 26, 2009
       ------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          --------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date   January 26, 2009
       ------------------------


By (Signature and Title)* /s/ Mark R. Bradley
                          ---------------------------------------
                          Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date   January 26, 2009
       ------------------------



* Print the name and title of each signing officer under his or her signature.



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